UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

Phunware Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37862	30-1205798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 West Avenue
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 693-4199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amended Current Report on Form 8-K/A (the "Amendment") amends the Current Report on Form 8-K filed by Phunware, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on October 17, 2025 (the "Original Form 8-K"). This Amendment is being filed to update the record date (the "Record Date") for determining stockholders entitled to receive notice of, and vote at, the 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting").

Item 5.08 Shareholder Director Nominations

As previously disclosed in the Original Form 8-K, the Board of Directors of the Company previously fixed the close of business on October 21, 2025 as the Record Date for determining stockholders entitled to receive notice of, and vote at, the 2025 Annual Meeting. The Board of Directors of the Company subsequently resolved to reset the Record Date to the close of business on October 23, 2025. Time and location information for the 2025 Annual Meeting will be set forth in the Company’s proxy statement for the 2025 Annual Meeting, which will be filed prior to the 2025 Annual Meeting with the Commission.

In accordance with the rules of the Commission and the Company’s bylaws, any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must be received by the Corporate Secretary at the Company’s principal executive offices at 1002 West Avenue, Austin, Texas 78701 on or before the close of business on October 28, 2025. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must also comply with the Company’s bylaws and all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

In addition, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2025 Annual Meeting and does not desire to have the proposal included in the Company’s proxy materials for the 2025 Annual Meeting must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s bylaws) is received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on October 28, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phunware, Inc.

Date:	October 22, 2025	By:	/s/ Jeremy Krol
Jeremy Krol Interim Chief Executive Officer